EXHIBIT 32

INDIE GROWERS ASSOCIATION

Certification of the Chief Executive Officer and Principal Financial Officer Pursuant to

18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the accompanying annual report on Form 10-K of Indie Growers Association (the “Company”) for the year ended March 31, 2015 (the “Report”), I, Robert Coleridge, President and Principal Financial Officer of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

July 14, 2015

/s/ Robert Coleridge
President and Principal Financial Officer